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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☑ Definitive Proxy Statement
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Zareba Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE AND INVITATION

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 26, 2006
ZAREBA SYSTEMS, INC.
13705 26th Avenue N., Suite 102
Minneapolis, MN 55441

YOUR PERSONAL INVITATION
September 27, 2006
Dear Shareholder:
We are pleased to notify you that the Annual Meeting of Shareholders of Zareba Systems, Inc. will be held on Thursday, October 26, 2006, at 2:30 p.m., CDT, at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402 for the following purposes:
(1)	To set the number of directors at five (5);

(2)	To elect two Class II directors;

(3)	To ratify the appointment of Virchow, Krause & Company LLP as our independent registered public accounting firm for the year ending June 30, 2007; and

(4)	To transact such other business as may properly come before the meeting.
The Board of Directors has fixed the close of business on September 5, 2006 as the record date for determination of shareholders entitled to notice of and to vote at such Annual Meeting.
Our Board of Directors and I cordially invite you to attend this meeting. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided or by fax to 763-509-7450. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

Sincerely,

/s/ Jerry W. Grabowski Jerry W. Grabowski
President and Chief Executive Officer

ZAREBA SYSTEMS, INC.
ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

OUTSTANDING SHARES, VOTING RIGHTS AND GENERAL MATTERS
CORPORATE GOVERNANCE
COMPENSATION OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
NOMINATING COMMITTEE REPORT
SETTING THE NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS
PRINCIPAL SHAREHOLDERS
MANAGEMENT SHAREHOLDINGS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF AUDIT COMMITTEE
SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES
ANNUAL REPORT
FORM 10-KSB
OTHER BUSINESS
SOLICITATION

OUTSTANDING SHARES, VOTING RIGHTS AND GENERAL MATTERS
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zareba Systems, Inc. of proxies to be voted at our Annual Meeting of Shareholders to be held on October 26, 2006, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof. The Board of Directors has fixed September 5, 2006 as the record date for determining shareholders entitled to vote at the 2006 Annual Meeting. Holders of Common Stock of record at the close of business on September 5, 2006 will be entitled to vote at the Meeting. Each share of Common Stock entitles the holder to one vote; shareholders are not entitled to cumulate their votes in the election of directors. As of September 5, 2006, there were 2,424,786 shares of Common Stock issued and outstanding and entitled to vote at the Meeting.
If the enclosed proxy is properly executed and returned to us, all shares represented thereby will be voted as directed. If no direction is made, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting, in favor of the number of directors proposed by the Board of Directors, in favor of the Class II directors nominated and in favor of ratifying the selection of our independent registered public accounting firm. Any shareholder providing a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of Zareba Systems or by filing a new written proxy with an officer of Zareba Systems. Personal attendance at the Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the Meeting.
The presence at the Annual Meeting in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of Common Stock of Zareba Systems entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a non-vote proxy, indicating lack of authority to vote on such proposal, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum; however, such non-vote will not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such proposal. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed to be present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal; however, the vote abstained shall not be deemed to have been voted in favor of such proposal and will have the same effect as a vote against such proposal. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting.
The mailing address of the principal administrative offices of Zareba Systems is 13705 26th Avenue N., Suite 102, Minneapolis, MN 55441. We expect that this Proxy Statement and the related Proxy and Notice of Meeting will first be mailed to our shareholders on or about September 28, 2006.
CORPORATE GOVERNANCE
Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The corporate governance practices that we follow are summarized below.
Independence
The Board has determined that a majority of its members are “independent” as defined by the listing standards of the Nasdaq Stock Market since none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our current independent directors are Eugene W. Courtney, William R. Franta and Dale A. Nordquist.

Code of Business Conduct and Ethics
The Board has approved a Code of Business Conduct and Ethics, which applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Business Conduct and Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Business Conduct and Ethics is available free of charge through our website at www.zarebasystem.com and is available to any shareholder who sends a request for a paper copy to Zareba Systems, Inc., Attn. Director of Investor Relations, 13705 26th Avenue N., Suite 102, Minneapolis, MN 55441. Zareba Systems intends to include on its website any amendment to, or waiver from, a provision of its code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B. Zareba Systems contracted with an independent professional organization to provide anonymous hotline services that permit its employees to communicate any concerns about behavior or practices of Zareba Systems, its employees, officers or directors. The service was established to assist the Board of Directors in effective internal control.
Meeting Attendance
Board and Committee Meetings. The Board held five (5) meetings during fiscal year 2006. Each current director attended one hundred percent (100%) of the aggregate number of meetings of the Board and of the Committees which he is a member.
Annual Meeting of Shareholders. We do not have a policy that requires members of the Board to attend the Annual Meeting of Shareholders. For a number of years, the Board of Directors has conducted a meeting immediately before the Annual Meeting of Shareholders. Directors who have been able to attend such Board meetings have also attended the Annual Meeting of Shareholders. All of our directors attended the 2005 Annual Meeting.
Executive Sessions of the Board
An executive session of independent directors is held following each Board meeting and at such other times as necessary.
Committees of the Board
Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee.
Audit Committee. The Audit Committee, consisting of Mr. Franta, Mr. Courtney and Mr. Nordquist, generally oversees the structure of our internal controls, reviews the selection of the independent auditors, reviews the annual audit plan, and oversees our financial reporting. The Audit Committee is responsible for the engagement of our independent accounting firm and reviews other matters relating to our relationship with our independent accounting firm. Attached as Appendix A to the Proxy Statement for the 2004 Annual Meeting of Shareholders is the Charter for the Audit Committee. The Board has determined that William R. Franta is the “audit committee financial expert” as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933. We acknowledge that the designation of Mr. Franta as the audit committee financial expert does not impose on Mr. Franta any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Franta as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. The Audit Committee’s Report is included on page l0. The Audit Committee met seven (7) times during fiscal year 2006.
Compensation Committee. The Compensation Committee, consisting of Mr. Franta, Mr. Courtney and Mr. Nordquist, recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our stock plans, including the 2004 Equity Incentive Plan. A copy of the current Charter for the Compensation Committee is available on our website at www.zarebasystems.com. The Compensation Committee met three (3) times during fiscal year 2006.
Nominating Committee. The Nominating Committee, consisting of Mr. Franta and Mr. Courtney, recommends candidates for our Board of Directors. The Charter of the Nominating Committee is described in the Nominating Committee’s Report on page 3. There was one (1) meeting of the Nominating Committee in fiscal year 2006.

Communications with the Board
Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Chief Financial Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:
Chief Financial Officer
Zareba Systems, Inc.
13705 26th Avenue N., Suite 102
Minneapolis, MN 55441
COMPENSATION OF DIRECTORS
Each non-employee, non-officer director, excluding Mr. Grimstad, receives an annual retainer fee of $16,000 and meeting attendance fees of (i) $750 for each quarterly meeting of the Board attended, (ii) $50 for each breakfast or dinner meeting of the Board attended and (iii) $500 for each meeting of a Committee attended on which he serves. The chair of the Audit and Compensation committees receives an additional annual retainer of $2,500 per committee. Each director receives reimbursement of travel expenses. Such directors also receive a monthly stipend of $50 to cover miscellaneous travel, telephone and meal expenses associated with Board responsibilities.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
To management’s knowledge, no director, officer, or ten percent shareholder or any affiliates of such persons had in fiscal year 2005 or 2006 or currently has any material interest, direct or indirect, in any transaction in which Zareba Systems was involved.
NOMINATING COMMITTEE REPORT
The Nominating Committee is comprised of two independent directors. In accordance with its written Charter adopted by the Board of Directors, the Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding selection of candidates for our Board of Directors, reviewing the composition of the Board and evaluating the performance of Board members.
The Nominating Committee will consider candidates for nomination as a director recommended by shareholders, directors, third party search firms and other sources. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, have high moral character and mature judgment, and be able to work collegially with others. In addition, appropriate factors such as the following will be considered:
•	the size and composition of the Board;

•	the needs of the Board with respect to particular talents and experiences;

•	the knowledge, skills and experience of the nominee; and

•	legal and regulatory requirements.
Shareholders who wish to recommend one or more directors must provide a written recommendation to our Chief Financial Officer. Notice of a recommendation must include the shareholder’s name, address and the number of Zareba Systems shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any. The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Zareba Systems may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

In addition, our Bylaws permit shareholders to nominate directors for consideration at a meeting of shareholders at which one or more directors are to be elected. For a description of the process for nominating directors in accordance with our Bylaws, see “Shareholder Proposals and Nominations of Director Candidates” on page 10.
A copy of the current Nominating Committee Charter is available on our website at www.zarebasystems.com.
Members of the Nominating Committee
William R. Franta — Chair
Eugene W. Courtney
SETTING THE NUMBER OF DIRECTORS AND ELECTION OF DIRECTORS
(Proposals #1 and #2)
Our Amended and Restated Bylaws provide that the number of directors shall be determined by the shareholders at each Annual Meeting, provided that the number shall not be less than three (3) or more than nine (9). The Board of Directors recommends setting the number of directors at five at this Annual Meeting. Under applicable Minnesota law and our Bylaws, approval of the proposal to set the number of directors at five (5) requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter. Each proxy will be voted for or against such number or not voted at all as directed by the shareholder.
Provided that the number of directors is set at seven (7) or less, our Amended and Restated Bylaws also provide for the election of two classes of directors, designated as Class I and Class II, with staggered terms. If there are more than seven (7) directors, the directors are to be divided into three (3) classes, designated as Class I, Class II, and Class III. If there are three (3) classes, each class is to consist of, as nearly as possible, one-third of the total number of directors constituting the entire Board of Directors. Two Class II directors will be elected at the 2006 Annual Meeting, each for a term of three years ending in 2009, and the nominees are current board members Jerry W. Grabowski and Eugene W. Courtney. Directors are elected by a plurality of the votes cast. Following is information about our current directors.

			First Became
Name	Age	Principal Occupation	a Director
William R. Franta	64	Technology Consultant	1997
Class I, term ending in 2008
John A. Grimstad	56	Vice President of Fredrikson & Byron, P.A.	1996
Class I, term ending in 2008
Dale A. Nordquist	51	Senior Vice President of Sales and Marketing
Class I, term ending in 2008		of Winland Electronics, Inc.	2004
Jerry W. Grabowski	54	President, Chief Executive Officer of Zareba Systems	1993
Class II, nominee
Eugene W. Courtney	70	Independent Management Consultant	2003
Class II, nominee
Business Experience of Directors
The following information is presented as to each director’s business experience during the past five years and his directorships of other publicly held corporations:
Mr. Franta is currently an independent business, market and technology consultant to several venture finance companies. From October 2000 to May 2003, he was Director Venture Finance for GATX Corporation. From June 1999 to October 2000, he was the Vice President of Product Strategies at REAL Solutions, Ltd. From August 1997 to February 2000, he was the Vice President of Marketing at Centron in Minneapolis, MN. Between February 1997 and August 1997, he was a Business Development and Technology Consultant in Minneapolis, MN. From January 1987 to February 1997, he served as Senior Vice President of Network Systems Corporation.
Mr. Grimstad has been engaged in the private practice of law since 1977 and has been a Vice President and shareholder of Fredrikson & Byron, P.A., our principal outside counsel, since 1984. Mr. Grimstad has served as our Secretary since 1995.
Mr. Nordquist has served as Senior Vice President of Sales and Marketing of Winland Electronics, Inc. since December 2002. From October 2001 to December 2002, Mr. Nordquist was the Vice President of Sales – EMS Western Region for Winland Electronics. From May 1999 to October 2001, Mr. Nordquist served as Vice President of Sales and Marketing for Quickdraw

Conveyor Systems, Inc. From 1981 to May 1999, Mr. Nordquist served as Vice President of Sales and Marketing for HEI, Inc., a Minnesota based designer and manufacturer of ultra-miniature electronic devices and high technology products incorporating these devices.
Mr. Grabowski has been our President and Chief Executive Officer and a member of our Board of Directors since August 1993. He also served as our Chief Financial Officer, Secretary and Treasurer from December 1994 until October 1996. From 1988 until joining Zareba Systems, Mr. Grabowski was employed as General Manager of Onan Power/Electronics Division.
Mr. Courtney has served as an independent management consultant since December 1998. From October 1999 to February 2001, he served as President and Chief Executive Officer of RSI Systems, Inc., a company that designs, manufactures and distributes videoconferencing systems. Mr. Courtney served as Chief Executive Officer of HEI, Inc., a company which designs and manufactures microelectronics, from 1990 until December 1998; he also served as HEI’s President from 1990 to July 1998 and as its Executive Vice President from 1988 to 1990.
PRINCIPAL SHAREHOLDERS
The following table provides information concerning the only persons known to us to be the beneficial owners of more than 5% of our outstanding Common Stock as of September 5, 2006:

	Number of Shares
Name and Address of Beneficial Owner	Beneficially Owned		Percent of Class
Duane Schiefelbein	186,868	(1)	7.7%
8555 South Robert Trail, Inver Grove Heights, MN 55007
Woodland Investment Company	258,000	(2)	10.6%
3007 Skyway Circle North, Irving, TX 75038
Heartland Advisors, Inc.	228,000	(3)	9.4%
789 North Water Street, Milwaukee, WI 53202
Nicole F. Kohl Gift Trust	135,000	(4)	5.6%
3007 Skyway Circle North, Irving, TX 75038
Jerry W. Grabowski	125,125	(5)	5.1%
13705 26th Avenue N., Suite 102, Minneapolis, MN 55441

(1)	Represents shares held by Peace Shalom Foundation. Mr. Schiefelbein is the trustee of Peace Shalom Foundation and has voting and investment power of such shares. We have relied upon information contained in a Schedule 13G filed with the Securities and Exchange Commission by Mr. Schiefelbein on January 5, 2006.

(2)	According to the most current Schedule 13D filed by Woodland Investment Company and information provided by it, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl and Nicole F. Kohl, each of whom are thereby deemed to be beneficial owners of such shares.

(3)	Represents shares held for clients of Heartland Advisors, Inc. (“Heartland”), over which Heartland has shared dispositive power, and William J. Nasgovitz, President and principal shareholder of Heartland, may be deemed to have both shares voting and investment power over the shares. We have relied on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 3, 2006 by Heartland and Mr. Nasgovitz.

(4)	According to the most current Schedule 13D filed by Kohl Gift Trust and information provided to us, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared by the Northern Trust Company and Atlee M. Kohl, trustees of the Kohl Gift Trust. Mr. Kohl is deemed to be a beneficial owner of such shares.

(5)	Includes 29,625 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 5, 2006.

MANAGEMENT SHAREHOLDINGS
The following table sets forth the beneficial ownership of our Common Stock as of September 5, 2006 by (i) each director of the Company, (ii) the named executive officers in the Summary Compensation Table, and (iii) all directors and executive officers as a group, as of September 5, 2006. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock owned by them.

	Number of Shares
Name of Officer or Director	Beneficially Owned (1)		Percent of Class (1)
Jerry W. Grabowski	125,125	(2)	5.1%
William John Frederick	4,500		0.0%
Donald J. Dalland	21,449	(3)	0.9%
John A. Grimstad	45,875	(4)	1.9%
William R. Franta	35,075	(5)	1.4%
Eugene W. Courtney	10,025	(6)	0.4%
Dale A. Nordquist	11,527	(7)	0.5%
Gregory J. Anshus	18,129		0.7%
Officers and Directors as a Group (9 persons)	253,576	(8)	9.9%

(1)	Under the rules of the Securities and Exchange Commission, an individual is also deemed to beneficially own shares which are not outstanding but which the individual has the right to acquire as of September 5, 2006 or within 60 days of such date. Such shares not outstanding but so deemed beneficially owned are treated as outstanding when determining the percent of the class owned by the particular individual and when determining the percent owned by the group.

(2)	Includes 29,625 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 5, 2006.

(3)	Includes 14,625 shares which may be purchased by Mr. Dalland upon exercise of options which are or will become exercisable within 60 days of September 5, 2006.

(4)	Includes 3,300 shares held by Mr. Grimstad’s wife and 35,075 shares which may be purchased by Mr. Grimstad upon exercise of options which are or will become exercisable within 60 days of September 5, 2006.

(5)	Represents 35,075 shares which may be purchased by Mr. Franta upon exercise of options which are or will become exercisable within 60 days of September 5, 2006.

(6)	Represents 10,025 shares which may be purchased by Mr. Courtney upon exercise of options which are or will become exercisable within 60 days of September 5, 2006.

(7)	Represents 10,025 shares which may be purchased by Mr. Nordquist upon exercise of options which are or will become exercisable within 60 days of September 5, 2006.

(8)	Includes 134,450 shares which may be purchased by officers and directors upon exercise of options which are or will become exercisable within 60 days of September 5, 2006.
EXECUTIVE OFFICERS
Set forth below are the names and ages of current executive officers of Zareba Systems, Inc., as well as information regarding their positions with Zareba Systems and their business experiences. There are no family relationships among any of the officers named, nor is there any arrangement or understanding pursuant to which any person was selected as an officer.
Jerry W. Grabowski, see “Setting the Number of Directors and Election of Directors” for information with respect to Mr. Grabowski.
Jeffrey S. Mathiesen, age 45, has served as our Vice President and Chief Financial Officer since December 2005. From July, 2004 to December 2005, Mr. Mathiesen was Vice President and Chief Financial Officer of Delphax Technologies, Inc. From April 2003 to July 2004, Mr. Mathiesen headed The Mathiesen Group, Inc., a provider of management and financial consulting services. From September 1996 to April 2003, Mr. Mathiesen was Vice President and Chief Financial Officer, then Vice President of Business Development for Micro Component Technology, Inc.
Donald G. Dalland, age 45, has served as our Vice President, Engineering and Operations since November 2005. From October 1994, when he joined us, to November 2005, Mr. Dalland served as our Vice President of Manufacturing.
William J. Frederick, age 50, has served as our Executive Vice President, Sales and Business Development since August 2005. From September 2002 to August 2005, Mr. Frederick was President of Frederick Consulting. From February 1985 to

September 2002, Mr. Frederick was employed by ADC Telecommunications, serving in various capacities, most recently as Vice President and General Manager.
Douglas E. King, age 60, has served as the Vice President, General Manager of Waters Medical Systems, Inc., our wholly-owned subsidiary, since July 2006. Before joining us, Mr. King served as Chief Executive Officer of Spineology, Inc. from May 1997 to September 2004.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information regarding compensation paid during each of our last three fiscal years to the Chief Executive Officer and to each other executive officer of Zareba Systems who received total salary and bonus compensation in excess of $100,000 for fiscal 2006:

		Annual Compensation				Long Term Compensation
						Restricted	Securities
	Fiscal					Stock	Underlying	All Other
Name and Principal Position	Year	Salary		Bonus (1)	Other	Awards	Options	Compensation (2)
Jerry W. Grabowski	2006	$246,975		—	—	—	50,000	$9,783
President & CEO	2005	$238,624		$106,944	—	—	30,000	$9,755
	2004	$234,520		$103,991	—	—	—	$11,276

William John Frederick	2006	$135,174		—	—	—	35,000	$4,883
Executive VP, Sales & Business Development (3)

Donald G. Dalland	2006	$162,330		—	—	—	30,000	$5,778
VP, Engineering & Operations (4)

Gregory J. Anshus	2006	$131,077	(5)	$—	—	—	—	$2,368
Former CFO	2005	$115,333		$29,330	—	—	—	$3,152
	2004	$111,115		$22,551	—	—	—	$2,958

(1)	Represents incentive compensation (bonus) payment.

(2)	The amounts in this column for the most recently completed fiscal year include (a) 401(k) plan match contributions for benefit of executive officers: Mr. Grabowski — $2,520; Mr. Dalland — $1,960; and Mr. Anshus — $1,429; and (b) medical, dental life, and disability insurance premiums: Mr. Grabowski — $7,263; Mr. Frederick — $4,883; Mr. Dalland — $3,818; and Mr. Anshus — $940.

(3)	Mr. Frederick became an executive officer of Zareba Systems on August 31, 2005.

(4)	Mr. Dalland became an executive officer of Zareba Systems on November 1, 2005.

(5)	Includes severance payments in the aggregate of $49,634 and payment of accrued vacation of $15,565.
Option/SAR Grants During Fiscal Year 2006
     The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended June 30, 2006. We have not granted stock appreciation rights in the past fiscal year.

	Number of	% of Total
	Securities	Options/SARs
	Underlying	Granted to	Exercise or
	Options/SARs	Employees in	Base Price	Expiration
Name	Granted (#)(1)	Fiscal Year	($/Sh)	Date
Jerry W. Grabowski	50,000	27%	$8.384	10/27/2015
William John Frederick	35,000	19%	$8.384	10/27/2015
Donald J. Dalland	30,000	16%	$8.384	10/27/2015
Gregory J. Anshus	—	—	—	—

(1)	The options were granted on October 27, 2005 and become exercisable on October 27, 2010, subject to acceleration upon Zareba reaching certain targets.

Aggregated Option/SAR Exercises in Last Fiscal Year 2006 and Fiscal Year End Option/SAR Values
The following table provides information related to the exercise of stock options during fiscal 2006 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

					Value of Unexercised
	Shares		Number of Unexercised		In-the-Money Options
	Acquired	($) Value	Options at FY-End (#)		at FY-End ($)(1)
Name	on Exercise (#)	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Jerry W. Grabowski	0	$0	29,625	80,000	$65,299	$0
William John Frederick	0	$0	0	35,000	$0	$0
Donald G. Dalland	0	$0	14,625	30,000	$23,701	$0
Gregory J. Anshus	14,625	$43,583	0	0	$0	$0

(1)	Aggregate value is calculated on the basis of the difference between each option exercise price and the closing sale price for our Common Stock at exercise date or year-end, as the case may be, as quoted on the Nasdaq Capital Market, multiplied by the number of shares of Common Stock underlying such option.
Equity Compensation Plan Information
The following table provides information as of June 30, 2006 about our equity compensation plans.

	Number of securities to	Weighted average	Number of securities remaining
Equity	be issued upon exercise	exercise price of	available for future issuance under
Compensation	of outstanding options,	outstanding options,	equity compensation plans (excluding
Plans	warrants and rights	warrants and rights	securities reflected in column (a))
	(a)	(b)	(c)

Approved by security holders	368,325	$6.21	565,260 (1)
Not approved by security holders	0	$0	0

TOTAL	368,325	$6.21	565,260

(1)	Includes 207,785 shares available for issuance under the Company’s 1997 Associates Stock Purchase Plan.
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS
We have an employment agreement with Jerry W. Grabowski which provides for compensation in the event Mr. Grabowski’s employment with Zareba Systems is terminated under certain circumstances. Upon termination of employment initiated by our Board of Directors, Mr. Grabowski will have the right to receive an amount equal to twelve months base salary and the cost of all existing health/medical and other benefit plans enjoyed by Mr. Grabowski on the effective date of termination (subject to the terms of the plans) or substantially the same benefits if the plan makes non-employees ineligible for benefits. Mr. Grabowski will also be entitled to receive on August 31, in the year immediately following the “Performance Period” (most recently ended fiscal year) in which a termination occurred, the incentive compensation he would have earned had his employment not been terminated. Such amount shall be prorated to reflect the number of months that he was employed by Zareba Systems prior to such termination. In the event Mr. Grabowski’s employment with Zareba Systems is terminated within one year of a change in control, then, upon such termination, we will pay to Mr. Grabowski an additional amount equal to the base salary then in effect for one year, in addition to our obligation stated above.
Pursuant to a letter agreement dated August 29, 2005, William John Frederick began employment with Zareba Systems as our Executive Vice President of Sales and Business Development for an annual salary of $165,000. Pursuant to the agreement, Mr. Frederick received an option to purchase 35,000 shares of our Common Stock, and he is eligible to receive a bonus after the first year of employment in an amount up to 40% of his salary.
On October 27, 2005, we entered into a Transition Employment Agreement and Release (the “Transition Agreement”) with Gregg Anshus, our former Chief Financial Officer, in connection with his resignation effective as of December 9, 2005. Under the terms of the Transition Agreement, Mr. Anshus continued to receive his current base salary until his term of employment ended. In addition, Mr. Anshus received a lump sum bonus of $29,329.30, a portion of which was a performance bonus and a portion of which is a stay bonus subject to certain conditions (“Stay Bonus”). Subsequently, we entered into a Severance Agreement and Release of Claims with Mr. Anshus, pursuant to which he is entitled to severance payments equal to his base salary for nine months following his resignation. Under the Severance Agreement, Mr. Anshus released Zareba Systems from all claims in connection with his employment.
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of the registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
Based solely on its review of the copies of such forms received, we believe that, during the period from July 1, 2005 through June 30, 2006, all its officers, directors, and greater than ten-percent beneficial owners complied with the filing requirements.
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
( Proposal #3 )
On March 31, 2005, Zareba Systems dismissed PricewaterhouseCoopers LLP (“PWC”) as its independent registered public accounting firm. The dismissal of PWC was recommended and adopted by our Audit Committee and approved by our Board of Directors. PWC audited our financial statements for the fiscal years ended June 30, 2004 and 2003. Our financial statements for the fiscal years ended June 30, 2005 and 2006 were audited by Virchow, Krause & Company, LLP.
PWC’s reports on our financial statements for the two fiscal years ended June 30, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years ended June 30, 2004 and the subsequent interim period ended March 31, 2005, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in its report on our financial statements for such years. During the two fiscal years ended June 30, 2004 and the subsequent interim period ended March 31, 2005, there were no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)).
On April 1, 2005, the Audit Committee of the Board of Directors of Zareba Systems appointed Virchow, Krause & Company, LLP to audit its consolidated financial statements for the fiscal year ending June 30, 2005. During the two fiscal years ended June 30, 2004 and the subsequent interim period ended March 31, 2005, we did not consult with Virchow Krause on the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on our financial statements within the meaning of Item 304(a)(2)(i) of Regulation S-B; and (ii) did not consult with Virchow Krause on any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B.
Representatives of Virchow, Krause & Company, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.
Vote Required
The Board of Directors recommends that the shareholders ratify the appointment of Virchow, Krause & Company, LLP as our independent registered public accounting firm for the year ending June 30, 2006. Under applicable Minnesota law, the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter is required.
Fees
The aggregate fees billed by Virchow Krause for fiscal years 2006 and 2005 and by PWC for fiscal year 2005 are as follows:

	Virchow Krause Fees		PWC Fees
	2006	2005	2005
Audit Fees	$173,881	$85,948	$30,654
Audit-Related Fees	0	0	362,810
Tax Fees	31,490	0	33,050
All Other Fees	0	0	0

	$205,371	$85,948	$426,514

Audit-related fees include fees for services in connection with the benefit plan audit, and the 2005 audit-related fees also include fees for services related to the acquisition of Rutland Electric Fencing Co. Limited in September 2004. Tax fees include fees for services provided in connection with year-end preparation, planning and services relating to preparation of federal and state tax returns.
The Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants’ independence and has determined that such services are compatible with maintaining accountants’ independence.
Financial Information Systems Design and Implementation Fees
Neither PricewaterhouseCoopers LLP nor Virchow, Krause & Company, LLP or associated entities provided any services to Zareba Systems for financial information systems design and implementation in fiscal 2006.
Pre-Approval Policy
The Audit Committee has not adopted a policy for pre-approval of all audit and non-audit services by its independent auditors, but it has routinely approved all audit and permitted non-audit services to be performed for Zareba Systems by its independent auditors.
REPORT OF AUDIT COMMITTEE
The Board of Directors maintains an Audit Committee comprised of three (3) of the outside directors of Zareba Systems. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the current rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committees, Rule 4350(d)(2), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).
In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Zareba Systems. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:
(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 as modified and supplemented (Audit Committee Communications); and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 as filed by Zareba Systems with the Securities and Exchange Commission.
Members of the Audit Committee
William R. Franta
Eugene W. Courtney
Dale A. Nordquist
SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES
Any appropriate proposal submitted by a shareholder of Zareba Systems and intended to be presented at the 2007 Annual Meeting must be received by us by June 30, 2007 to be included in our proxy statement and related proxy for the 2007 Annual Meeting. If a shareholder proposal intended to be presented at the 2007 annual meeting but not included in the proxy materials is received by us after August 14, 2007, then management named in our proxy for the 2007 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.
Also, our Bylaws permit shareholders to make nominations for the election of directors and propose business to be brought before any regular meeting of shareholders, provided advance written notice of such nomination or proposal is received by us on or before May 26, 2007. According to our Bylaws, a shareholder nomination or proposal received outside of this time period will be considered untimely and the chairman of the meeting shall refuse to acknowledge such untimely nomination or proposal.
We will inform you of any changes of the aforesaid dates in a timely manner and will provide notice of the new dates in our earliest possible quarterly report on Form 10-Q.
Any shareholder nomination or proposal must be submitted in accordance with our Bylaws and comply with any applicable laws and regulations. All submissions should be made to our Chief Financial Officer at our principal offices at 13705 26th Avenue N., Suite 102, Minneapolis, Minnesota 55441.
ANNUAL REPORT
A copy of our Annual Report to Shareholders for the fiscal year ended June 30, 2006, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.
FORM 10-KSB
ZAREBA SYSTEMS WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2006, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. ZAREBA SYSTEMS WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF ZAREBA SYSTEMS, INC., 13705 26TH AVENUE N., SUITE 102, MINNEAPOLIS, MINNESOTA 55441. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF SEPTEMBER 5, 2006, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2006 ANNUAL MEETING OF SHAREHOLDERS. THE FORM 10-KSB IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV.
OTHER BUSINESS
Management knows of no other matters to be presented at the 2006 Annual Meeting. If any other matter properly comes before the 2006 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.
SOLICITATION
The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us, and such solicitation will be effected solely by mail, provided that it is expected that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies and will be reimbursed for their reasonable expenses incurred in connection therewith. If it should become necessary, our directors, officers or regular employees may, without compensation beyond their regular compensation, solicit proxies personally or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Jerry W. Grabowski Jerry W. Grabowski
President and Chief Executive Officer

PROXY
This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints JERRY W. GRABOWSKI and JEFFREY S. MATHIESEN with full power of substitution, as proxy to vote for me and in my name with like effect as if I were personally present and voting at the Annual Meeting of Shareholders of Zareba Systems, Inc., called to be held at 3:00 p.m., CDT, Thursday, October 26, 2006, at the offices of Fredrikson & Byron, 200 South Sixth Street, Suite 4000, Minneapolis, MN 55402, and at all adjournments thereof, hereby revoking any proxy or proxies heretofore given.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made as to a particular proposal, this proxy will be voted for such proposal.

The Board of Directors recommends that you vote “FOR” each proposal.			Check One Box Only For each Proposal

1.	NUMBER OF DIRECTORS.
	Proposal to establish the number of directors at five (5).	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	ELECT CLASS II DIRECTORS: Nominees: Jerry W. Grabowski and Eugene W. Courtney
	☐ FOR nominees listed above (except name listed below) Name:	☐	WITHHOLD AUTHORITY to vote for both nominees listed above

3.	RATIFY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal to ratify the appointment of Virchow, Krause & Company LLP as our independent registered public accounting firm for the year ending June 30, 2007
		☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	OTHER MATTERS.
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
Please sign exactly as your name appears above. Executors, administrators, trustees, guardians, etc., so indicate when signing. For stock held in joint tenancy, each joint owner should sign.

Signature	Date	, 2006

Signature, if held jointly	Date	, 2006

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED
PRE-PAID ENVELOPE OR FAX YOUR PROXY TO 763-509-7450
Zareba Systems, Inc., Investor Relations, 13705 26th Avenue N, Suite 102, Minneapolis, MN 55441